UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 to Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 28, 2013 (May 3, 2013)

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Aetna Inc. ("Aetna") hereby amends its Current Report on Form 8-K filed on May 7, 2013 in this Current Report on Form 8-K/A in order to include the historical audited consolidated financial statements of Coventry Health Care, Inc. and its subsidiaries ("Coventry") as well as the historical unaudited condensed consolidated financial statements of Coventry, each required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as described above, all other information in Aetna's Form 8-K filed on May 7, 2013 remains unchanged.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The historical audited consolidated financial statements of Coventry as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of Coventry as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

Aetna and Coventry unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed as part of this current report:

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm to Coventry Health Care, Inc.

99.1	The historical audited consolidated financial statements of Coventry as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010.

99.2	The historical unaudited condensed consolidated financial statements of Coventry as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012.

99.3	Aetna and Coventry unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: June 28, 2013	By:	/s/ Rajan Parmeswar
Name: Rajan Parmeswar
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm to Coventry Health Care, Inc.

99.1	The historical audited consolidated financial statements of Coventry as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010.

99.2	The historical unaudited condensed consolidated financial statements of Coventry as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012.

99.3	Aetna and Coventry unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012.